Exhibit 99.2

LOWE'S Q3 2022 RESULTS

Financial Highlights

$23.5B
IN SALES
+2.4%

+3.0%
U.S. COMP SALES

33.30%
GROSS MARGIN
+20 basis points

3.93%
OPERATING MARGIN
-824 basis points

12.71%
ADJ. OPERATING MARGIN[1]
+54 basis points

$0.25
DILUTED EPS
-91.0%

$3.27
ADJ. DILUTED EPS[1]
+19.8%

We returned **$4.7 BILLION** to our shareholders through dividends and share repurchases

1 Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

U.S. Comparable Sales Summary

- **-5.4%** COMP TRANSACTIONS
- **+8.4%** COMP **$101.80** AVERAGE TICKET
- **+11.6%** LOWES.COM SALES GROWTH

Consolidated Monthly Comp Performance



+3.3%
-0.5%
+2.7%
+0.7%
+0.5%
+7.2%
AUG
SEP
OCT
2022
2021

U.S. Monthly Comp Performance



+4.0%
-0.4%
+3.4%
+1.1%
+1.4%
+7.7%
AUG
SEP
OCT
2022
2021

U.S. Comp Sales by Ticket Size



>$500
+8.2%
$50-$500
+0.5%
<$50
-7.2%

Product Category Performance

Comp above company average in **8 of 15 product categories**

- BUILDING MATERIALS
- LUMBER
- ELECTRICAL
- MILLWORK
- HARDWARE
- PAINT
- KITCHENS & BATH
- ROUGH PLUMBING

Associates & Communities

Awarded **$200 million in bonuses** to our front-line hourly associates and announced **$170 million in permanent wage increases**

"We delivered better-than-expected results this quarter, with U.S. comps up 3%, driven by Pro growth of 19% and improved DIY sales trends. Sales on Lowes.com grew 12%, on top of 25% growth last year. We also drove substantial improvement in adjusted operating margin through disciplined execution and cost management."

– Marvin R. Ellison, Chairman & CEO



7 of 15 Regions Delivered Comp Growth Above Company Average

Total Home Strategy Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home Market Share Acceleration Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment

Q3 2022 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures to provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. These non-GAAP financial measures should not be considered an alternative to, or more meaningful indicator of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable. The Company has provided the following non-GAAP financial measures for comparing its operating performance for the three months ended October 28, 2022: adjusted operating income, adjusted operating margin, and adjusted diluted earnings per share. These measures exclude the impacts of a certain discrete item, further described below, not contemplated in Lowe's Business Outlook to assist the user in understanding operational performance for the third quarter of fiscal 2022. Fiscal 2022 Impacts During the third quarter, the Company recognized financial impacts from the following discrete item, not contemplated in the Company's Business Outlook for fiscal 2022: • In the third quarter of fiscal 2022, the Company recognized a pre-tax $2.1 billion long-lived asset impairment of the Canadian retail business (Canadian retail business transaction costs). The following provides a reconciliation of the Company's non-GAAP financial measure to the most directly comparable GAAP financial measure: Three Months Ended Adjusted Operating Income (in millions, except percentage data) October 28, 2022 Operating Income, As Reported $ 924 Canadian retail business transaction costs 2,061 Adjusted Operating Income $ 2,985 Operating Margin, As Reported 3.93 % Adjusted Operating Margin 12.71 % Three Months Ended October 28, 2022 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 0.25 Canadian retail business transaction costs 3.32 (0.30) 3.02 Adjusted Diluted Earnings Per Share $ 3.27 1. Represents the corresponding tax benefit or expense related to the item excluded from adjusted diluted earnings per share.